UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2013

HMS Income Fund, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment of the Conditional Fee Waiver Agreement

On June 28, 2013, HMS Income Fund, Inc. ("HMS Income Fund") entered into an amendment to the amended and restated conditional fee waiver agreement (the “Amendment”) with HMS Adviser LP, Main Street Capital Corporation and Main Street Capital Partners, LLC (collectively, the “Advisers”). Pursuant to the Amendment, the Advisers have agreed to extend the term of the fee waiver period through December 31, 2013 to allow the Advisers to waive fees upon the occurrence of any event, which in the Advisers’ sole discretion is deemed necessary, including, but neither limited to nor automatically triggered by, HMS Income Fund’s estimate that a distribution declared and payable to its stockholders during the fee waiver period represents, or would represent when paid, a return of capital for U.S. federal income tax purposes. The Advisers have no obligation to waive fees pursuant to the conditional fee waiver agreement after December 31, 2013, unless the fee waiver period is further extended.

The foregoing summary does not describe all of the terms contained in the Amendment and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

Third Quarter 2013 Distributions

With the authorization of its board of directors, HMS Income Fund recently declared distributions for the months of July – September 2013. These distributions will be calculated based on stockholders of record each day from July 1, 2013 through September 30, 2013 in an amount equal to $0.00191781 per share, per day (which represents an annualized distribution yield of 7% based on HMS Income Fund’s current public offering price of $10.00 per share, if it were maintained everyday for a twelve-month period). Distributions will be paid on the first business day following the completion of each month to which they relate. All distributions will be paid in cash or reinvested in stock for those participating in HMS Income Fund’s distribution reinvestment plan.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the "Risk Factors" section of HMS Income Fund’s Annual Report on Form 10-K for the year ended December 31, 2012.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amendment to the Amended and Restated Conditional Fee Waiver Agreement between the Registrant, HMS Adviser LP, Main Street Capital Corporation and Main Street Capital Partners, LLC dated June 28, 2013

99.1	Press release dated June 28, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

June 28, 2013	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Financial Officer and Secretary

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